UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2019 (July 11, 2019)

Victory Oilfield Tech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01	Entry into a Material Definitive Agreement.

Extension and Modification Agreement

As previously reported on August 2, 2018 by Victory Oilfield Tech, Inc. (“Victory”), on July 31, 2018, Victory entered into a loan agreement (the “Loan Agreement”) with Kodak Brothers Real Estate Cash Flow Fund, LLC, a Texas limited liability company (“Kodak”), pursuant to which Victory borrowed from Kodak $375,000 (the “Loan”) to fund partial payment for the acquisition by Victory of 100% of the issued and outstanding common stock (the “Acquisition”) of Pro-Tech Hardbanding Services, Inc., an Oklahoma corporation ( “Pro-Tech”). The closing of the Acquisition occurred on July 31, 2018.

The Loan is evidenced by a secured convertible promissory note, dated July 31, 2018 (the “Note”), in the principal amount of $375,000. The maturity date on the Note was March 31, 2019 (the “Maturity Date”). Pursuant to the terms of the Note, Victory elected to extend the Maturity Date to June 30, 2019.

On July 11, 2019, Victory, Kodak and Pro-Tech entered into an Extension and Modification Agreement, effective June 30, 2019 (the “Extension Agreement”), pursuant to which, the Maturity Date of the Note was extended from June 30, 2019 to September 30, 2019. Upon the execution of the Extension Agreement, Victory paid to Kodak interest on the Loan for the third quarter of 2019 in the amount of $14,062.50, and an extension fee in the amount of $14,062.50. The Extension Agreement contains standard representations and warranties.

The foregoing summary of the terms and conditions of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement filed as exhibit 10.1 to this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the Note is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Extension and Modification Agreement, dated as of July 11, 2019, among Victory Oilfield Tech, Inc., Kodak Brothers Real Estate Cash Flow Fund, LLC and Pro-Tech Hardbanding Services, Inc.
10.2	Loan Agreement dated as of July 31, 2018, by and between Kodak Brothers Real Estate Cash Flow Fund, LKLC and Victory Oilfield Tech, Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed August 2, 2018)
10.3	Secured Convertible Promissory Note, issued by Victory Oilfield Tech, Inc. to Kodak Real Estate Cash Flow Fund, LLC on July 31, 2018 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed August 2, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2019	VICTORY OILFIELD TECH, INC.

/s/ Kevin DeLeon
Name: Kevin DeLeon
Title: Interim Chief Executive Officer

2